SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

Beach First National Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	33-95562	58-1030117
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1550 Oak Street, Myrtle Beach, South Carolina 29577
Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (843) 626-2265

Not Applicable
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On March 31, 2004, Beach First National Bancshares, Inc., the bank holding company for Beach First National Bank, issued a press release announcing that it will open a new office, the bank’s fifth, in the Litchfield-Pawleys Island area during the second quarter 2004. The office is located at the entrance to Willbrook Plantation, adjacent to the Piggly-Wiggly grocery store, in the Litchfield Market Village. The new location will be a full-service office, providing consumer and commercial services. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements.   Pro Forma Financial Information and Exhibits.

             (c)          Exhibits
             Exhibit No.               Exhibit
             99.1                            Press Release of Beach First National Bancshares, Inc. dated March 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC. By: /s/ Richard N. Burch Name: Richard N. Burch Title: Chief Financial Officer

Dated: March 31, 2004

EXHIBIT INDEX

Exhibit Number                   Description

99.1        Press Release dated March 31, 2004

4